TEXAS GAS TRANSMISSION CORPORATION

                      POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of TEXAS GAS TRANSMISSION CORPORATION, a Delaware corporation ("Texas Gas"), does hereby constitute and appoint NICK A. BACILE AND SUZANNE W. HARRIS their true and lawful attorneys and each of them (with full power to act without the other) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Texas Gas, as hereinafter set forth below their signature, to sign Texas Gas's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

            THAT the undersigned Texas Gas does hereby constitute and appoint NICK A. BACILE AND SUZANNE W. HARRIS its true and lawful attorneys and each of them (with full power to act without the other) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

           Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

          IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 11th day of March, 1999.


 /s/ Brian E. O'Neill                     /s/ Nick A. Bacile
     Brian E. O'Neill                         Nick A. Bacile
  President, Chief Executive               Vice President and
  Officer, and Director                  Chief Financial Officer
(Principal Financial Officer)          (Principal Executive Officer)


                       /s/ Suzanne W. Harris
                           Suzanne W. Harris
                              Controller
                     (Principal Accounting Officer)

 /s/ Keith E. Bailey                      /s/ Gary D. Lauderdale
     Keith E. Bailey                          Gary D. Lauderdale
        Director                                  Director





                                   TEXAS GAS TRANSMISSION CORPORATION



                                   By     /s/ Nick A. Bacile
                                              Nick A. Bacile
                                            Vice President and
                                          Chief Financial Officer

ATTEST:



 /s/ Shawna L. Gehres
     Shawna L. Gehres
        Secretary

               TEXAS GAS TRANSMISSION CORPORATION


          I, the undersigned, Shawna L. Gehres, Secretary of TEXAS GAS TRANSMISSION CORPORATION, a Delaware company (hereinafter called the "Company"), do hereby certify that pursuant to Section 141(f) of the General Corporation Law of Delaware, the Board of Directors of this Corporation unanimously consented, as of March 11, 1999, to the following:

                          RESOLVED that the Chairman of  the
          Board, the President or any Vice President of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Company, under the Securities Exchange Act of 1934, of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

           I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

     IN WITNESS WHEROF, I have hereunto set my hand and affixed the corporate seal of TEXAS GAS TRANSMISSION CORPORATION this 11th day of March 1999.




                                       /s/ Shawna L. Gehres
                                           Shawna L. Gehres
                                               Secretary




[CORPORATE SEAL]